Exhibit 99.2
SUPPLEMENTAL OPERATING AND
FINANCIAL DATA
FOR THE QUARTER ENDED
September 30, 2008
First Post-Merger Synergy Project — Pensacola, Florida
All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc. Any offer to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Company Overview
     Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered, and self-managed real estate investment trust (“REIT”) that invests in specialty office buildings for the medical profession, including medical offices and ambulatory surgery and diagnostic centers. The Company focuses on the ownership, development, redevelopment, acquisition, and management of strategically located medical office buildings and other healthcare related facilities in the United States of America. The Company has been built around understanding and addressing the specialized real estate needs of the healthcare industry.
     On March 10, 2008, the Company merged with Marshall Erdman & Associates, Inc., now operating as Erdman, A Cogdell Spencer Company (“Erdman”), a subsidiary of Cogdell Spencer Inc. Combined, the Company is a fully integrated healthcare facilities company providing services from conceptual planning to long-term property ownership and management. Integrated service offerings include advanced planning, architecture, engineering and construction and development.

Core Capabilities
Erdman

Advanced Planning
Design
Construction
Core Capabilities
Cogdell Spencer

Ownership
Development
Acquisitions
Property Management

     The Company is building a national portfolio of healthcare properties located on hospital campuses. Since the Company’s initial public offering in 2005, the Company has acquired properties in five new states and multiple new markets. During the nine months ended September 30, 2008, the Company acquired two off-market acquisitions that were a result of strong relationships with existing clients. Client relationships and advanced planning services provided by Erdman also give the Company the ability to be included in the initial project discussions that can lead to ownership and investment in healthcare properties.

     The Company’s development team has completed three projects since the Company’s initial public offering in 2005. In the fourth quarter of 2007, the Company broke ground on the St. Luke’s Riverside Outpatient Campus project, which is a $100 million, 400,000 square foot, four building project including two medical office buildings. The Company will retain ownership in the two medical office buildings, which are valued between $35 and $40 million.
     Since its founding in 1951, Erdman has designed, engineered, or built over 5,000 healthcare facilities, which support more than 50,000 physicians. In 2007, Erdman achieved $324 million in revenue and increased its backlog. Erdman was ranked as the number one healthcare design-build firm for 2007 by Modern Healthcare’s 2008 Construction and Design Survey.
     During the third quarter of 2008, the Company formed Cogdell Spencer Medical Partners, LLC, a joint venture with Northwestern Mutual that, subject to certain limited exceptions, will be the Company’s exclusive vehicle for cash acquisitions. The Company has agreed to contribute 20% of the equity capital to fund future acquisitions in this joint venture.
     On September 2, 2008, the Company announced the first synergy project since the closing of the merger with Marshall Erdman & Associates, Inc. (now Erdman, A Cogdell Spencer Company). The project will include design/build (architectural, engineering, and construction), development, and property management services. The $22.4 million project is a 75,985 square foot medical office building and outpatient treatment center located in Pensacola, Florida. The project is 100% pre-leased and scheduled for completion in December 2009. The Company expects to own approximately 40% of the building through a joint venture with the physician tenants of the building.
     The Company’s property management team, Cogdell Spencer Advisors, has a proactive, customer-focused service approach that leads to faster response times and greater resources to serve tenants. The Company’s management believes that a strong internal property management capability is a vital component of the Company’s business, both for the properties that the Company owns and for those that the Company manages. In 2008, the Company is continuing celebrations with the “Celebrating 25 Years” Campaign, which recognizes the long-term relationships between the Company and its healthcare system clients and partners.
     As of September 30, 2008, the Company owned or managed healthcare properties located in 13 states and had regional offices located throughout the country to support property management and design-build services. The majority of the Company’s wholly-owned properties are located on hospital campuses.

Cogdell Spencer Inc.
Investor Information

Board of Directors		Senior Management

James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy	Scott A. Ransom
		Chief Financial Officer	President — Erdman

Christopher E. Lee	David J. Lubar

Richard C. Neugent	Scott A. Ransom

Randolph D. Smoak, M.D.

Equity Research Coverage

Banc of America Securities	KeyBanc Capital Markets
Dustin Pizzo — 212.847.5771	Karin Ford — 917.368.2293

BMO Capital Markets	Raymond James & Associates
Richard Anderson — 212.885.4180	Paul Puryear — 727.567.2253

Janney Montgomery Scott	SmithBarney Citigroup
Stephanie Krewson — 215.665.6385	Michael Bilerman — 212.816.1383

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing	Company	704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com
This supplemental operating and financial data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: our business strategy; our ability to integrate Erdman; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; our ability to renew our ground leases; changes in the reimbursement available to our tenants by government or private payors; our tenants’ ability to make rent payments; defaults by tenants; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2007. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc.
Third Quarter 2008

Financial and Operating Highlights
(in thousands, except per share amounts, years, ratios and portfolio statistics)

	Three Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2008	2008
Selected Operating Data
Rental income	$19,309	$56,672
Straight line rent	160	422
Fair value lease revenues (1)	162	528

Rental revenue	19,631	57,622
Property management and other fees	852	2,524

Revenue from property operations	$20,483	$60,146
Costs related to property operations	$8,370	$23,403
Property operations gross margin	59%	61%

Design-Build contract revenue and other sales	$73,536	$175,621
Costs related to design-build contract revenue and other sales	$59,578	$146,907
Design-Build and development gross margin	19%	16%

EBITDA (2)	$17,772	$44,902
Interest expense	$6,743	$18,695

Net loss	$(1,086)	$(4,731)
Net loss per share — diluted	$(0.07)	$(0.31)

Funds from Operations (“FFO”) (3)	$5,769	$15,685
FFO per share and unit — diluted (3)	$0.23	$0.68

Funds from Operations Modified (“FFOM”) (3)	$8,159	$21,279
FFOM per share and unit — diluted (3)	$0.33	$0.92

Distributions declared per share and unit	$0.35	$1.05

As of
September 30, 2008
Selected Balance Sheet Data
Cash and cash equivalents	$10,637
Book value of real estate assets before depreciation	$540,167
Total assets	$885,074
Total liabilities	$587,354
Minority interests and stockholders’ equity	$297,720

Debt
Weighted average interest rate	6.0%
Weighted average remaining maturity (years)	3.5

Debt / total market capitalization	49%
Debt / total assets	48%

As of
September 30, 2008
Capitalization
Common shares outstanding	17,563
Units outstanding	9,235
Total common shares and units outstanding	26,798
Share price at end of period	$16.54
Equity value at end of period (4)	$443,239
Debt	$424,497
Total market capitalization	$867,736

Portfolio Statistics — In-service, Consolidated Properties
Number of properties	61
Total square footage	3,275,968
Occupancy	91.9%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of the acquisition.

(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 9.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO, FFOM, and net loss, see page 8.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc.
Third Quarter 2008

Condensed Consolidated Balance Sheets
(unaudited and in thousands)

	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
Assets
Real estate properties:
Operating real estate properties	$529,495	$526,937	$508,203	$486,279	$458,327
Less: Accumulated depreciation	(63,154)	(56,974)	(50,805)	(44,596)	(39,065)

Total operating real estate properties, net	466,341	469,963	457,398	441,683	419,262
Construction in process	10,672	2,889	16,600	13,380	10,110

Total operating real estate properties, net	477,013	472,852	473,998	455,063	429,372
Cash and cash equivalents	10,637	5,088	13,581	3,555	3,184
Restricted cash	18,388	18,078	22,874	1,803	1,311
Tenant and accounts receivable	42,924	49,827	53,124	2,249	2,336
Goodwill and intangible assets, net	308,423	313,151	321,922	31,589	29,345
Other assets	27,689	30,558	27,729	11,978	10,104

Total assets	$885,074	$889,554	$913,228	$506,237	$475,652

Liabilities and Stockholders’ Equity
Mortgage notes payable	$234,497	$242,033	$241,105	$237,504	$233,629
Revolving credit facility	90,000	114,000	116,000	79,200	46,100
Term Loan	100,000	100,000	100,000	—	—
Accounts payable	23,185	29,028	31,607	5,817	5,749
Billings in excess of costs and estimated earnings on uncompleted contracts	27,616	32,796	38,875	—	—
Deferred income taxes	40,302	40,107	42,893	217	245
Payable to Erdman shareholders	24,003	24,003	32,405	—	—
Other liabilities	47,751	40,359	37,900	21,243	19,619

Total liabilities	587,354	622,326	640,785	343,981	305,342
Minority interests and stockholders’ equity	297,720	267,228	272,443	162,256	170,310

Total liabilities and stockholders’ equity	$885,074	$889,554	$913,228	$506,237	$475,652

Cogdell Spencer Inc.
Third Quarter 2008

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31,2008	December 31, 2007	September 30, 2007
Revenues:
Rental revenue	$19,631	$19,300	$18,691	$17,685	$16,399
Design-Build contract revenue and other sales	72,914	78,021	23,936	—	—
Property management and other fees	852	835	841	864	874
Development management and other income	622	110	19	14	25

Total revenues	94,019	98,266	43,487	18,563	17,298

Expenses:
Property operating and management	8,370	7,841	7,199	6,937	6,797
Costs related to design-build contract revenue and other sales	59,578	66,286	21,043	—	—
Selling, general, and administrative	7,599	8,488	4,306	2,075	1,532
Depreciation and amortization	11,871	12,380	9,025	7,094	7,273

Total expenses	87,418	94,995	41,573	16,106	15,602

Income from operations before other income (expense)	6,601	3,271	1,914	2,457	1,696

Other income (expense):
Interest and other income, net	210	218	255	309	183
Interest expense	(6,743)	(6,857)	(5,096)	(4,640)	(4,101)
Equity in earnings of unconsolidated partnerships	10	5	3	23	2

Total other income (expense)	(6,523)	(6,634)	(4,838)	(4,308)	(3,916)

Income (loss) from operations before income tax (expense) benefit	78	(3,363)	(2,924)	(1,851)	(2,220)

Income tax (expense) benefit	(883)	383	358	34	19

Loss from operations	(805)	(2,980)	(2,566)	(1,817)	(2,201)

Minority interests in real estate partnerships	(920)	48	13	(30)	(16)
Minority interests in operating partnership	639	1,089	752	512	615

Net loss	$(1,086)	$(1,843)	$(1,801)	$(1,335)	$(1,602)

Per share data — basic and diluted:
Net loss — basic and diluted	$(0.07)	$(0.12)	$(0.13)	$(0.11)	$(0.13)

Weighted average common shares — basic and diluted (1)	15,747	15,393	14,364	11,935	11,934

(1)	Shares of unvested restricted common stock are anti-dilutive due to the net loss.

Cogdell Spencer Inc.
Third Quarter 2008

Business Segment Reporting
(in thousands)
(unaudited)

		Design-Build
	Property	and	Unallocated
Three months ended September 30, 2008:	Operations	Development	and Other	Total

Revenues:
Rental revenue	$19,631	$—	$—	$19,631
Design-Build contract revenue and other sales	—	72,914	—	72,914
Property management and other fees	852	—	—	852
Development management and other income	—	622	—	622

Total revenues	20,483	73,536	—	94,019

Operating expenses:
Property operating and management	8,370	—	—	8,370
Costs related to design-build revenue and other sales	—	59,578	—	59,578
Selling, general, and administrative	—	4,865	—	4,865

Total operating expenses	8,370	64,443	—	72,813

	12,113	9,093	—	21,206

Other income (expense)	143	52	15	210
Corporate general and administrative expenses	—	—	(2,734)	(2,734)
Interest expense	—	—	(6,743)	(6,743)
Provision for income taxes applicable to funds from operations modified	—	—	(2,411)	(2,411)
Depreciation and amortization	—	(348)	(57)	(405)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	13	—	—	13
Minority interests in real estate partnerships, before real estate related depreciation and amortization	(977)	—	—	(977)

Funds from operations modified (FFOM)	11,292	8,797	(11,930)	8,159

Amortization of intangibles related to purchase accounting, net of income tax benefit	(42)	(3,876)	1,528	(2,390)
Funds from operations (FFO)	11,250	4,921	(10,402)	5,769

Real estate related depreciation and amortization	(7,494)	—	—	(7,494)
Minority interests in operating partnership	—	—	639	639

Net income (loss)	$3,756	$4,921	$(9,763)	$(1,086)

Cogdell Spencer Inc.
Third Quarter 2008

Reconciliation of Net Loss to Funds from Operations and Funds from Operations Modified (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
Net loss	$(1,086)	$(1,843)	$(1,801)	$(1,335)	$(1,602)
Plus minority interests in operating partnership	(639)	(1,089)	(752)	(512)	(615)
Plus real estate related depreciation and amortization (2)	7,494	7,707	7,700	6,959	7,180

Funds from Operations (FFO) (1)	5,769	4,775	5,147	5,112	4,963
Plus amortization of intangibles related to purchase accounting, net of tax benefit	2,390	2,551	648	26	26
Funds from Operations Modified (FFOM) (1)	$8,159	$7,326	$5,795	$5,138	$4,989

FFO per share and unit — basic and diluted	$0.23	$0.20	$0.26	$0.31	$0.30
FFOM per share and unit — basic and diluted	$0.33	$0.30	$0.29	$0.31	$0.30

Weighted average shares and units outstanding — basic	24,861	24,348	19,972	16,506	16,530
Weighted average shares and units outstanding — diluted	24,993	24,486	19,985	16,519	16,545

(1)	FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies. FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting. The Company presents FFO and FFOM because it considers them important supplemental measures of operational performance. The Company believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of the Company’s performance, nor is it indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.

(2)	Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

Cogdell Spencer Inc.
Third Quarter 2008
Coverage Ratios
(in thousands, except ratio amounts)

Three Months Ended
September 30, 2008
Interest coverage ratio:
EBITDA	$17,772
Cash paid for interest	$6,328

Interest coverage ratio	2.8

Fixed charge coverage ratio:
EBITDA	$17,772
Fixed charges:
Cash paid for interest	$6,328
Principal payments	906

Total fixed charges	$7,234

Fixed charge coverage ratio	2.5

Reconciliation of Earnings Before Interest, Taxes,
Depreciation, and Amortization (“EBITDA”) (1)
(in thousands)

	Three Months Ended	Nine Months Ended
	September 30, 2008	September 30, 2008

Reconciliation of net loss to EBITDA:
Net loss	$(1,086)	$(4,731)
Minority interests	(639)	(2,480)
Interest expense	6,743	18,695
Income tax expense	883	143
Depreciation and amortization	11,871	33,275

EBITDA	$17,772	$44,902

(1)	The Company believes that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view the Company’s performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, the Company believes that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the Company’s business, its utility as a measure of the Company’s performance is limited. Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance. Other equity REITs may calculate EBITDA differently; accordingly, the Company’s EBITDA may not be comparable to such other equity REITs’ EBITDA.

Cogdell Spencer Inc.
Third Quarter 2008
Consolidated Debt Analysis as of September 30, 2008
(dollars in thousands)

	Stated
	interest
	rate	Interest Rate		Principal Balance
	%	%		$	Maturity Date	Amortization (Years)
Fixed rate secured mortgage loans — wholly-owned properties
Baptist Northwest Medical Park	8.25	8.25		$2,204	2/1/2011	25
Barclay Downs	6.50	6.50		4,493	11/15/2012	25
Beaufort Medical Plaza	LIBOR + 1.85	5.65	(1)	4,921	8/18/2011	39
Birkdale Medical Village	6.75	6.75		7,378	10/1/2008	25
Central New York Medical Center	6.22	6.22		24,500	5/15/2017	Interest only
East Jefferson Medical Office Building	6.01	6.01		9,242	8/10/2014	25
Hanover Medical Office Building One	6.00	6.00		4,852	11/1/2009	25
Healthpark Medical Office Building	5.35	5.35		8,700	1/1/2010	Interest only
Medical Arts Center of Orangeburg	6.95	6.95		2,458	10/5/2008	20
Methodist Professional Center I	LIBOR + 1.30	6.25	(1)	30,000	10/31/2009	Interest only
Mulberry Medical Park	6.49	6.49		1,005	4/15/2010	20
One Medical Park — HMOB	5.93	5.93		5,379	11/1/2013	20
Parkridge MOB	5.68	5.68		13,500	6/1/2017	Interest only	(4)
Peerless Medical Center	6.06	6.06		7,473	9/1/2016	30
Providence MOB I, II and III	6.12	6.12		8,631	1/12/2013	25
River Hills Medical Plaza	LIBOR + 2.00	6.97	(1)	2,896	11/30/2008	22
Rocky Mount Kidney Center	6.25	6.25		1,042	1/21/2009	20
Roper MOB	LIBOR + 1.50	6.45	(1)	9,277	7/10/2009	18
Rowan Outpatient Surgery Center	6.00	6.00		3,343	7/6/2014	25
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Three Medical Park	5.55	5.55		7,929	3/25/2014	25

Total / weighted average fixed rate secured mortgages		6.14		175,148

Variable rate secured mortgage loans — wholly-owned properties
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	5.43	(3)	8,560	12/15/2014	25
St. Francis CMOB, St. Francis MOB	LIBOR + 1.85	5.78		7,098	6/15/2011	39
St. Francis Medical Plaza, St. Francis Women’s Center	LIBOR + 1.85	5.78		7,624	6/15/2011	39
Rocky Mount Medical Park	Prime	5.00	(2)	7,423	8/15/2010	25

Total / weighted average variable rate secured mortgages		5.49		30,705

Secured revolving credit facility	LIBOR + 1.15	5.08		60,000	3/10/2011	Interest only
	LIBOR + 1.15	6.36	(1)	30,000	3/10/2011	Interest only

		5.51		90,000

Term loan	LIBOR + 3.50	6.32	(1)	100,000	3/10/2011	Interest only

Consolidated real estate partnerships
Cogdell Health Campus MOB, LP	LIBOR + 1.20	5.23	(1)	10,894	3/2/2015	25
Mebane Medical Investors, LLC (construction loan)	LIBOR + 1.30	5.23		12,129	5/1/2010	Interest only	(5)
Rocky Mount MOB LLC	6.03	6.03		5,386	3/1/2012	25

Total / weighted average consolidated real estate partnerships		5.38		28,409

				424,262

Unamortized premium				235

Total / weighted average debt		5.95		$424,497

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Maximum interest of 7.25%; Minimum interest of 4.25%.

(3)	Maximum interest of 8.25%; Minimum interest of 3.25%.

(4)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.

(5)	Interest only through May 2009. Principal and interest payments from June 2009 through May 2010.

Cogdell Spencer Inc.
Third Quarter 2008
Consolidated Debt Analysis as of September 30, 2008 (continued)
(dollars in thousands)

	% of	Weighted Average
	Total Debt	Maturity (Years)
Fixed rate mortgages	41.3%	4.6
Variable rate mortgages	7.2%	3.5
Secured credit facility	21.2%	2.4
Term loan	23.6%	2.4
Consolidated real estate partnerships	6.7%	3.8

	100.0%	3.5

Future maturities and principal payments

2008	$13,466
2009	47,560
2010	31,109
2011	212,386
2012	11,145
Thereafter	108,596

$424,262

Secured credit facility - matures March 10, 2011

Facility	$150,000
Less: Outstanding	90,000
Less: Letters of credit	8,053

Availability	$51,947

Capitalized interest -3Q 2008	$76

Cogdell Spencer Inc.
Third Quarter 2008
Property Listing as of September 30, 2008

		Net Rentable		Annualized	Annualized Rent Per
	Location	Square Feet	Occupancy Rate	Rent	Leased Square Foot
California
Verdugo Professional Building I	Glendale	63,887	94.5%	$1,838,914	$30.47
Verdugo Professional Building II	Glendale	42,906	88.6%	1,211,576	31.87

		106,793	92.1%	3,050,490	31.01

Georgia
Augusta POB I	Augusta	99,494	77.4%	1,030,233	13.38
Augusta POB II	Augusta	125,634	93.2%	2,554,064	21.81
Augusta POB III	Augusta	47,034	100.0%	924,012	19.65
Augusta POB IV	Augusta	55,134	97.1%	953,875	17.81
Summit Professional Plaza I	Brunswick	33,039	93.5%	808,505	26.18
Summit Professional Plaza II	Brunswick	64,233	96.7%	1,789,670	28.80

		424,568	91.3%	8,060,359	20.79

Indiana
Methodist Professional Center I (3)	Indianapolis	150,035	100.0%	3,492,078	23.28
Methodist Professional Center II (sub-lease)	Indianapolis	24,080	100.0%	616,647	25.61

		174,115	100.0%	4,108,725	23.60

Kentucky
Our Lady of Bellefonte	Ashland	46,907	100.0%	1,163,020	24.79
Adjacent parking deck				850,766

		46,907	100.0%	2,013,786	24.79	(2)

Louisiana
East Jefferson Medical Office Building	Metairie	119,921	100.0%	2,551,873	21.28
East Jefferson Medical Plaza	Metairie	123,184	100.0%	2,787,654	22.63
East Jefferson Medical Specialty Building	Metairie	10,809	100.0%	968,693	89.62

		253,914	100.0%	6,308,220	24.84

New York
Central New York Medical Center (4)	Syracuse	111,634	96.7%	2,955,169	27.37

North Carolina
Barclay Downs	Charlotte	38,395	100.0%	843,386	21.97
Birkdale Medical Village	Huntersville	64,669	100.0%	1,389,766	21.49
Birkdale Retail	Huntersville	8,269	100.0%	214,442	25.93
Cabarrus POB	Concord	84,972	92.7%	1,715,415	21.77
Copperfield Medical Mall	Concord	26,000	100.0%	589,518	22.67
Copperfield MOB	Concord	61,789	87.9%	1,250,799	23.04
East Rocky Mount Kidney Center	Rocky Mount	8,043	100.0%	165,956	20.63
Gaston Professional Center	Gastonia	114,956	100.0%	2,725,698	23.71
Adjacent parking deck				606,141
Harrisburg Family Physicians Building	Harrisburg	8,202	100.0%	215,591	26.29
Harrisburg Medical Mall	Harrisburg	18,360	100.0%	471,708	25.69
Lincoln/Lakemont Family Practice Center	Lincolnton	16,500	100.0%	382,674	23.19
Mallard Crossing Medical Park	Charlotte	52,540	62.9%	824,373	24.94
Midland Medical Mall	Midland	14,610	100.0%	399,655	27.35
Mulberry Medical Park	Lenoir	24,992	85.4%	429,563	20.14
Northcross Family Medical Practice Building	Charlotte	8,018	100.0%	225,390	28.11
Randolph Medical Park	Charlotte	84,131	62.1%	1,113,659	21.31
Rocky Mount Kidney Center	Rocky Mount	10,105	100.0%	198,765	19.67
Rocky Mount Medical Office Building (1)	Rocky Mount	35,393	95.7%	871,907	25.75
Rocky Mount Medical Park	Rocky Mount	96,993	100.0%	1,956,518	20.17
Rowan Outpatient Surgery Center	Salisbury	19,464	100.0%	424,549	21.81
Weddington Internal & Pediatric Medicine	Concord	7,750	100.0%	189,977	24.51

		804,151	91.3%	17,205,450	22.62	(2)

Cogdell Spencer Inc.
Third Quarter 2008
Property Listing as of September 30, 2008

					Annualized Rent
		Net Rentable	Occupancy	Annualized	Per Leased
	City	Square Feet	Rate	Rent	Square Foot
Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	52,878	100.0%	1,320,404	24.97
Lancaster General Health Campus MOB (1)	Lancaster	64,214	93.1%	1,606,793	26.86

		117,092	96.2%	2,927,197	25.98

South Carolina
190 Andrews	Greenville	25,902	100.0%	598,580	23.11
Baptist Northwest	Columbia	38,703	41.3%	333,874	20.87
Beaufort Medical Plaza	Beaufort	59,340	100.0%	1,271,452	21.43
Carolina Forest	Myrtle Beach	38,902	43.5%	470,377	27.82
Mary Black Westside MOB	Spartanburg	37,455	100.0%	783,520	20.92
Medical Arts Center of Orangeburg	Orangeburg	49,324	92.9%	859,755	18.76
Mt. Pleasant MOB	Mt. Pleasant	38,735	77.4%	761,237	25.40
One Medical Park — HMOB	Columbia	69,840	80.3%	1,301,733	23.21
Parkridge MOB	Columbia	89,451	95.5%	1,900,172	22.24
Providence MOB I	Columbia	48,500	100.0%	1,032,705	21.29
Providence MOB II	Columbia	23,280	100.0%	469,446	20.17
Providence MOB III	Columbia	54,417	73.4%	870,217	21.77
River Hills Medical Plaza	Little River	27,566	100.0%	867,009	31.45
Roper MOB	Charleston	122,785	97.3%	2,426,249	20.31
St. Francis Community Medical Office Building	Greenville	45,140	100.0%	1,239,997	27.47
St. Francis Medical Office Building	Greenville	49,767	100.0%	1,058,037	21.26
St. Francis Medical Plaza	Greenville	62,724	61.7%	761,074	19.66
St. Francis Women’s Center	Greenville	57,590	73.4%	868,506	20.56
Three Medical Park	Columbia	88,755	93.8%	1,888,360	22.67
West Medical I	Charleston	28,734	100.0%	777,309	27.05

		1,056,910	87.0%	20,539,609	22.34

Tennessee
Healthpark Medical Office Building	Chattanooga	52,151	100.0%	1,906,526	36.56
Peerless Medical Center	Cleveland	40,506	100.0%	1,183,991	29.23

		92,657	100.0%	3,090,517	33.35

Virginia
Hanover Medical Office Building I	Mechanicsville	56,610	96.6%	1,491,426	27.27
St. Mary’s Medical Office Building North	Richmond	30,617	90.1%	687,548	24.93

		87,227	94.3%	2,178,974	26.49

Total		3,275,968	91.9%	$72,438,496	$23.58	(2)

(1)	Consolidated real estate partnership.

(2)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $96,000 per month, or $1,152,000 annualized.

(4)	Parking revenue from an adjacent parking deck is approximately $100,000 per month, or $1,200,000 annualized.

Cogdell Spencer Inc.
Third Quarter 2008

Property Occupancy Rates

	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
California
Verdugo Professional Building I	94.5%	96.3%	96.3%	94.2%	94.2%	94.2%
Verdugo Professional Building II	88.6%	88.6%	86.5%	86.5%	82.4%	83.8%
Georgia
Augusta POB I	77.4%	92.0%	94.0%	91.6%	92.9%	91.6%
Augusta POB II	93.2%	93.2%	93.2%	93.2%	93.2%	93.2%
Augusta POB III	100.0%	100.0%	100.0%	100.0%	100.0%	90.0%
Augusta POB IV	97.1%	97.1%	100.0%	100.0%	100.0%	100.0%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%	n/a
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.0%	96.0%	n/a
Indiana
Methodist Professional Center I	100.0%	100.0%	100.0%	100.0%	92.8%	94.7%
Methodist Professional Center II (sub-lease)	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Kentucky
Our Lady of Bellefonte	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Louisiana
East Jefferson Medical Office Building	100.0%	100.0%	96.3%	96.3%	100.0%	100.0%
East Jefferson Medical Plaza	100.0%	99.2%	99.2%	n/a	n/a	n/a
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
New York
Central New York Medical Center	96.7%	93.1%	100.0%	100.0%	100.0%	100.0%
North Carolina
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	92.7%	98.2%	98.2%	98.2%	98.2%	96.6%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield MOB	87.9%	87.9%	87.9%	87.9%	87.9%	87.9%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	62.9%	62.9%	94.1%	94.1%	94.1%	89.5%
Midland Medical Mall	100.0%	92.1%	92.1%	92.1%	92.1%	92.1%
Mulberry Medical Park	85.4%	94.8%	94.8%	85.4%	85.2%	85.2%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	62.1%	60.6%	60.9%	60.9%	92.8%	94.0%
Rocky Mount Medical Office Building	100.0%	100.0%	100.0%	95.7%	89.6%	89.6%
Rocky Mount Kidney Center	95.7%	95.7%	95.7%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	100.0%	100.0%	96.9%	96.9%	96.9%	96.9%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cogdell Spencer Inc.
Third Quarter 2008

Property Occupancy Rates (Continued)

	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster Health Campus MOB	93.1%	92.9%	87.8%	87.8%	n/a	n/a
South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	41.3%	45.1%	52.7%	52.7%	52.7%	52.7%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest	43.5%	43.5%	n/a	n/a	n/a	n/a
Mary Black Westside MOB	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	92.9%	92.9%	99.4%	100.0%	100.0%	100.0%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park — HMOB	80.3%	100.0%	100.0%	100.0%	100.0%	100.0%
Parkridge MOB	95.5%	94.6%	94.6%	94.6%	94.6%	94.6%
Providence MOB I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	73.4%	73.4%	73.4%	69.2%	69.2%	69.2%
River Hills Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Roper MOB	97.3%	93.7%	87.0%	92.6%	92.6%	90.6%
St. Francis Community Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Office Building	100.0%	100.0%	87.0%	87.0%	100.0%	95.9%
St. Francis Medical Plaza	61.7%	61.7%	61.7%	61.7%	61.7%	53.1%
St. Francis Women’s Center	73.4%	71.3%	76.5%	79.4%	78.0%	61.4%
Three Medical Park	93.8%	93.8%	93.8%	93.8%	93.8%	93.8%
West Medical I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Tennessee
Healthpark Medical Office Building	100.0%	100.0%	100.0%	100.0%	n/a	n/a
Peerless Medical Center	100.0%	100.0%	100.0%	100.0%	n/a	n/a
Virginia
Hanover Medical Office Building I	96.6%	92.6%	100.0%	100.0%	100.0%	100.0%
St. Mary’s Medical Office Building North	90.1%	90.1%	90.1%	n/a	n/a	n/a

Cogdell Spencer Inc.
Third Quarter 2008

Lease Expirations for Leases In Place at September 30, 2008

			Percentage of Net		Percentage of	Annualized Rent
	Number of	Net Rentable Square	Rentable Square	Annualized	Property	Per Leased
	Leases Expiring	Feet	Feet	Rent	Annualized Rent	Square Foot
Available	—	265,836	8.1%	$—	—	$—
2008	45	112,039	3.4%	2,232,363	3.1%	19.92
2009	121	394,354	12.0%	9,191,525	12.7%	23.31
2010	110	453,707	13.8%	10,052,473	13.9%	22.16
2011	77	297,364	9.1%	6,671,667	9.2%	22.44
2012	124	589,252	18.0%	15,378,739	21.2%	23.63	(1)
2013	64	291,201	8.9%	6,222,263	8.6%	21.37
2014	40	239,367	7.3%	5,794,177	8.0%	24.21
2015	23	74,208	2.3%	1,897,540	2.6%	25.57
2016	10	46,868	1.4%	999,381	1.4%	21.32
2017	31	219,385	6.7%	6,185,113	8.5%	28.19
Thereafter	25	292,387	8.9%	7,813,255	10.8%	26.72

Total	670	3,275,968	100.0%	$72,438,496	100.0%	$23.58	(1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

Ten Largest Tenants by Annualized Rent at September 30, 2008

	Tenant	Annualized Rent	Percent of Portfolio
1	Carolinas HealthCare System	$5,121,291	7.1%
2	Palmetto Health Alliance	2,887,857	4.0%
3	Bon Secours St. Francis Hospital	2,643,532	3.6%
4	Gaston Memorial Hospital	2,006,401	2.8%
5	University Hospital (Augusta, GA)	2,037,120	2.8%
6	Jefferson Parish Hospital District #2	1,871,977	2.6%
7	Our Lady of Bellefonte Hospital	1,639,392	2.3%
8	Boice-Willis Clinic	1,505,553	2.1%
9	Southeast Georgia Health System	1,383,981	1.9%
10	Galen Medical Group	1,375,013	1.9%

		$22,472,117	31.0%

Capital Expenditures
(in thousands)

	Three Months Ended
	September 30, 2008	June 30, 2008	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007
Capital expenditures:
Recurring capital expenditures	$392	$783	$633	$1,354	$378
Planned capital expenditures associated with property acquisitions	268	299	24	82	333
Second generation tenant improvements	1,105	1,362	833	837	766

Total capital expenditures	$1,765	$2,444	$1,490	$2,273	$1,477

Cogdell Spencer Inc.
Third Quarter 2008

Acquisitions and Completed Developments for the period January 1, 2007 through September 30, 2008
(dollars in thousands)

			Date		Purchase Price
			Acquired /	Net Rentable	/ Construction
Property	Location	Type	In-service	Square Feet	Cost
Central New York Medical Center	Syracuse, NY	Acquisition	6/29/2007	111,634	$35,965
Lancaster Rehabilitation Hospital	Lancaster, PA	Development	2Q 2007	52,878	11,747
Summit Professional Plaza I	Brunswick, GA	Acquisition	8/30/2007	33,039	7,822
Summit Professional Plaza II	Brunswick, GA	Acquisition	8/30/2007	64,233	16,485
Lancaster General Health Campus MOB (1)	Lancaster, PA	Development	3Q 2007	62,214	13,700
Healthpark Medical Office Building	Chattanooga, TN	Acquisition	12/21/2007	52,151	16,370
Peerless Medical Center	Cleveland, TN	Acquisition	12/21/2007	40,506	11,993

Total 2007				416,655	$114,082

St. Mary’s Medical Office Building North	Richmond, VA	Acquisition	2/22/2008	30,617	4,449
East Jefferson Medical Plaza	Metairie, LA	Acquisition	2/28/2008	123,184	19,765
Carolina Forest Medical Plaza	Horry County, SC	Development	2Q 2008	38,902	7,540

Total 2008				153,801	$24,213

(1)	Owned by Cogdell Health Campus MOB, LP, which is a consolidated real estate partnership. The Company had an 81% ownership interest at September 30, 2008.

Construction in Progress as of September 30, 2008
(dollars in thousands)

					Estimated
		Estimated	Net Rentable	Investment	Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased
St. Luke’s Riverside MOB	Bethlehem, PA	2nd Half 2010	170,000	$1,153	$38,900	45.0%
The Woodlands Center (1)	Pensacola, FL	December 2009	76,000	6,186	24,769	100.0%
Land and pre-construction developments				3,333	—

			246,000	$10,672	$63,669

(1)	Owned by Genesis Property Holding, LLC, which is a consolidated real estate partnership. The Company expects to have a 40.0% ownership upon completion.

Lease-up Property as of September 30, 2008
(dollars in thousands)

			Net Rentable	Investment	Estimated Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased
Alamance Regional Mebane Outpatient Ctr (1)	Mebane, NC	2Q 2008	59,678	$15,729	$16,200	66.9%

(1)	Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership. The Company had a 35.1% ownership interest at September 30, 2008.